UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2016
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

________________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 7, 2016, the Board of Directors of LKQ Corporation (the "Company," "we," or "our") established the performance goals for the 2016 performance period under our Management Incentive Plan (MIP) and for the 2016 - 2018 performance period under our Long Term Incentive Plan (LTIP). Since then, we have closed two significant acquisitions. Thus, the Board of Directors decided on May 2, 2016 to revise the performance goals established on March 7, 2016 as set forth below. The effect of the revisions is to make it more difficult for the performance goals to be achieved.

Management Incentive Plan

	Original EPS Goals	Revised EPS Goals
Minimum	$1.54	$1.65
Target	$1.62	$1.77
Maximum	$1.70	$1.89

Long Term Incentive Plan

	Original Goals	Revised Goals
EPS Growth Range	30% - 60%	47% - 80%
Revenue Growth Range	24% - 36%	52% - 67%
ROE Growth Range	12.5 bps - 72.5 bps	12.5 bps - 72.5 bps

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2016 Annual Meeting of Stockholders of LKQ Corporation was held on May 2, 2016. The final results on each of the matters submitted to a vote of the security holders were as follows:

1.	The election of ten directors to terms ending in 2017. The nominees for directors were elected based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sukhpal Singh Ahluwalia	248,285,370	2,586,125	81,159	20,062,894
A. Clinton Allen	246,702,423	4,175,732	74,499	20,062,894
Robert M. Hanser	250,439,032	436,241	77,381	20,062,894
Joseph M. Holsten	247,793,229	3,085,418	74,007	20,062,894
Blythe J. McGarvie	249,861,511	874,795	216,348	20,062,894
Paul M. Meister	246,660,599	4,215,860	76,195	20,062,894
John F. O'Brien	248,401,224	2,477,995	73,435	20,062,894
Guhan Subramanian	250,524,855	204,819	222,980	20,062,894
Robert L. Wagman	250,153,138	725,098	74,418	20,062,894
William M. Webster, IV	247,768,480	3,107,246	76,928	20,062,894

2.
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2016. The appointment of Deloitte & Touche LLP was ratified pursuant to the following votes:

Votes For:	267,740,286
Votes Against:	3,212,826
Abstentions:	62,436

3.	The re-approval of our MIP so that our annual bonus payouts qualify as tax-deductible performance-based compensation. The MIP was re-approved pursuant to the following votes:

Votes For:	246,992,392
Votes Against:	3,827,749
Abstentions:	132,513
Broker Non-Votes	20,062,894

4.
The re-approval of, and approval of an amendment to, our LTIP so that our payouts under the plan qualify as tax-deductible performance-based compensation. The LTIP was re-approved, and the amendment was approved, pursuant to the following votes:

Votes For:	247,681,165
Votes Against:	3,132,357
Abstentions:	139,132
Broker Non-Votes	20,062,894

5.	An advisory vote on the compensation of our named executive officers. The compensation of our named executive officers was approved pursuant the following votes:

Votes For:	248,269,200
Votes Against:	2,468,730
Abstentions:	214,724
Broker Non-Votes	20,062,894

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 5, 2016

LKQ CORPORATION

By:	/s/ Victor M. Casini
Victor M. Casini
Senior Vice President and General Counsel